UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210,
Vancouver, British Columbia	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

2024 Annual Meeting of Stockholders

City Office REIT, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) at the Company’s corporate offices in Vancouver, British Columbia, on Thursday, May 2, 2024. The proposals considered and approved by stockholders at the 2024 Annual Meeting were the following:

•	the election of six directors to the board of directors;

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•	the approval, on an advisory basis, of the compensation of the Company’s named executive officers (the “Named Executive Officers”) for 2023.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John Sweet	26,776,707	656,704	29,484	5,274,921
James Farrar	27,182,621	250,623	29,653	5,274,919
Michael Mazan	26,598,989	834,423	29,483	5,274,921
John McLernon	26,124,990	1,308,339	29,567	5,274,920
Sabah Mirza	23,025,727	4,407,650	29,521	5,274,918
Mark Murski	27,222,051	211,343	29,502	5,274,920

Appointment of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 was also presented at the 2024 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
32,578,058	83,668	76,090

Approval of Executive Compensation

A proposal to approve, on an advisory basis, the compensation for the Named Executive Officers for 2023 was presented at the Annual Meeting. Set forth below are the results of the nonbinding vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,790,145	560,403	112,346	5,274,922

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: May 3, 2024	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer, Secretary and Treasurer